CONSENT OF INDEPENDENT AUDITORS




     We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated November 7, 2002, which is incorporated by reference, in this Registration Statement (Form N-1A 33-35604 and 811-6126) of Dreyfus Pennsylvania Municipal Money Fund.






                                        /s/ ERNST & YOUNG LLP


                                        ERNST & YOUNG LLP


New York, New York
January 24, 2003